UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Midland International Air & Space Port

2901 Enterprise Lane

Midland, Texas 79706

(Address of Principal Executive Offices) (Zip Code)

(432) 276-3966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2024, as described below under Item 5.07 of this Current Report on Form 8-K, the stockholders of AST SpaceMobile, Inc. (the “Company”) approved the AST SpaceMobile, Inc. 2024 Incentive Award Plan (the “Plan”). The Board of Directors of the Company (the “Board”) previously adopted the Plan on July 29, 2024, subject to stockholder approval. The Plan provides for grants of stock-based compensation awards, including stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, incentive unit awards, other stock based or cash based awards, and dividend equivalent awards. All non-employee directors, employees, and consultants of the Company, any parent of the Company or any affiliate of the Company are eligible to receive awards under the Plan. The Plan is administered by the Board, which may delegate its duties and responsibilities to committees of the Company’s directors and/or officers (referred to collectively as the “administrator”), subject to certain limitations that may be imposed under Section 16 of the Securities Exchange Act of 1934, as amended, or stock exchange rules, as applicable. The administrator has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and award agreements and to adopt, amend and repeal rules for the administration of the Plan as it deems advisable. The administrator also has the authority to grant awards, to determine which eligible service providers receive awards, and to set the terms and conditions of all awards under the Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the Plan.

The aggregate number of shares of the Company’s Class A Common Stock available for issuance in connection with awards made under the Plan is equal to the sum of (i) 2,000,000 shares plus (ii) one share for every one share available for award under the prior AST SpaceMobile, Inc. 2020 Incentive Award Plan (the “2020 Plan”) as of July 30, 2024 (1,415,079), for a total of 3,415,079 shares. Any shares subject to an award under the 2020 Plan that expires, is forfeited, otherwise terminates or is settled in cash, after the Plan’s effective date (July 29, 2024), shall be added to the shares reserved for issuance under the Plan. In addition, the number of shares available for issuance under the Plan may increase on each January 1 occurring following the Plan’s effective date in an amount up to 2,000,000 shares as shall be determined by the administrator.

The material terms of the Plan are described in “Proposal No. 3 – Approval of the 2024 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 30, 2024, which description is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 10, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which stockholders voted on proposals to (i) elect each of the directors nominated by the Board, each for a term expiring at the Company’s 2025 Annual Meeting of Stockholders, (ii) ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and (iii) approve the Plan.

The Company has three classes of common stock and holders of each class of common stock as of July 15, 2024 (the “Record Date”) were entitled to vote at the 2024 Annual Meeting of Stockholders. Holders of the Company’s Class A Common Stock and Class B Common Stock were entitled to one vote per share on each of the forgoing proposals and holders of the Company’s Class C Common Stock were entitled to 10 votes per share on each of the forgoing proposals. There were 157,948,572 shares of the Company’s Class A, Class B and Class C Common Stock represented either in person or by proxy at the Annual Meeting, which represented 88.6% of the total voting power of the Company, thereby constituting a quorum.

A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Abel Avellan	814,559,597	7,011,352	39,845,325
Adriana Cisneros	813,557,325	8,013,624	39,845,325
Luke Ibbetson	819,441,755	2,136,854	39,837,665
Edward Knapp	819,420,717	2,157,892	39,837,665
Hiroshi Mikitani	807,035,883	14,535,066	39,845,325
Ronald Rubin	814,287,599	7,283,350	39,845,325
Christopher Sambar	821,903,050	286,783	39,226,441
Richard Sarnoff	808,051,778	13,519,171	39,845,325
Julio A. Torres	813,342,474	8,228,475	39,845,325
Johan Wibergh	821,204,341	985,492	39,226,441

Each of the 10 director nominees who was standing for re-election at the Annual Meeting was elected to serve until the 2025 Annual Meeting of Stockholders.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
860,198,390	1,018,964	198,920	-

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 3: Approval of the AST SpaceMobile, Inc. 2024 Incentive Award Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
807,818,901	13,847,493	523,438	39,226,442

The stockholders approved the Plan.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	AST SpaceMobile, Inc. 2024 Incentive Award Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AST SPACEMOBILE, INC.

Date: September 10, 2024	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Financial Officer and Chief Legal Officer